EXHIBIT 10.1

SUMMARY SHEET FOR EXECUTIVE CASH COMPENSATION

The following table sets forth the current base salaries provided to the Company’s principal executive officer, principal financial officer and three most highly compensated executive officers.

Executive Officer	Former Salary*	Current Salary
David S. Haffner	$775,000	$810,000
Matthew C. Flanigan	$300,000	$326,500
Felix E. Wright	$700,000	$700,000
Karl G. Glassman	$620,000	$648,000
Paul R. Hauser	$300,000	$311,300

*	Salaries were adjusted on April 12, 2007.

Executive officers are also eligible to receive a bonus each year under the Company’s 2004 Key Officers Incentive Plan (filed as Exhibit 10.13 to the Company’s Form 10-K for the year ended December 31, 2005). Bonuses are calculated pursuant to the Award Formula filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended March 31, 2006. The target percentages under this plan for the Company’s principal executive officer, principal financial officer and three most highly compensated executive officers are as shown in the following table.

Executive Officer	Target Percentage
David S. Haffner	70%
Matthew C. Flannigan	40%
Felix E. Wright	60%
Karl G. Glassman	60%
Paul R. Hauser	44%